                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):    April 26, 2002

                            Merrill Lynch & Co., Inc.
             (Exact name of Registrant as specified in its charter)

        Delaware                  1-7182                      13-2740599

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   (State or other             (Commission                 (I.R.S. Employer
    jurisdiction of            File Number)             Identification No.)
    incorporation)



4 World Financial Center, New York, New York   10080
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(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code: (212) 449-1000


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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events
         ------------

         Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-83374) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of October 1, 1993, as amended through the date hereof, between the Company and JPMorgan Chase Bank (as so amended, the "Indenture"). The Company will issue $4,000,000,000 aggregate principal amount of Merrill Lynch Notes, Due Nine Months or More from Date of Issue, under the Indenture. The exhibit consist of the form of Securities.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

                   EXHIBITS

         (4) Instruments defining the rights of security holders, including indentures.

                   Form of Merrill Lynch & Co., Inc.'s Merrill Lynch Notes, Due Nine Months or More from Date of Isssue






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                       MERRILL LYNCH & CO., INC.
                                       -------------------------
                                              (Registrant)


                                       By:   /s/ John C. Stomber
                                          -------------------------------
                                                 John C. Stomber
                                              Senior Vice President
                                                       and
                                                    Treasurer

Date: April 25, 2002


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549











                            MERRILL LYNCH & CO., INC.











                          EXHIBITS TO CURRENT REPORT ON
                          FORM 8-K DATED APRIL 26, 2002











                                                   Commission File Number 1-7182

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                                  Exhibit Index

Exhibit No.      Description                                                Page
-----------      -----------                                                ----

(4) Instruments defining the rights of security holders, including indentures.

                 Form of Merrill Lynch & Co., Inc.'s Merrill Lynch Notes due Nine Months or More from Date of Issue